Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only.  It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance.  Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters.  Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made.  We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements.  These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2008, December 31, 2007 and December 31, 2006, which was derived from the Company's audited financial statements

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance.  The loss ratio is the ratio of claims and claims adjustment expense to earned premiums.  The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums.The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratioand the general and administrative expense ratio.  These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium.  A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED		SIX MONTHS ENDED		Previous	Previous
		JUNE 30,		JUNE 30,		Quarter	Year to Date
		2009	2008	2009	2008	Change	Change

HIGHLIGHTS	Net income	$149,140	$103,338	$227,437	$181,149	44.3%	25.6%
	Net income available to common and participating common shareholders	145,265	99,463	219,687	173,399	46.0%	26.7%
	Net income allocated to common shareholders	142,532	97,378	215,581	170,056	46.4%	26.8%
	Operating income [a]	130,780	102,678	218,976	192,205	27.4%	13.9%
	Operating income available to common and participating common shareholders [a]	126,905	98,803	211,226	184,455	28.4%	14.5%
	Operating income allocated to common shareholders [a]	124,516	96,732	207,278	180,902	28.7%	14.6%
	Operating cash flow	97,451	127,085	225,779	269,823	(23.3)%	(16.3)%
	Gross premiums written	559,155	518,063	1,342,461	1,386,654	7.9%	(3.2)%
	Net premiums earned	434,220	453,085	812,495	825,128	(4.2)%	(1.5)%
	Total assets	8,079,345	7,856,657	8,079,345	7,856,657	2.8%	2.8%
	Total shareholders' equity	2,475,597	2,533,895	2,475,597	2,533,895	(2.3)%	(2.3)%

PER SHARE AND	Basic earnings per common share [b]
SHARES DATA	Net income (as reported)	$2.53	$1.66	$3.83	$2.90	52.4%	32.1%
	Operating income (as reported) [a]	$2.21	$1.65	$3.68	$3.08	33.9%	19.5%
	Diluted earnings per common share [b]
	Net income (as reported)	$2.42	$1.54	$3.65	$2.67	57.1%	36.7%
	Operating income (as reported) [a]	$2.11	$1.53	$3.51	$2.84	37.9%	23.6%

As Reported	Weighted average common shares outstanding	56,277	58,558	56,289	58,691	(3.9)%	(4.1)%
	Weighted average common shares outstanding and dilutive potential common shares	58,895	63,156	58,984	63,692	(6.7)%	(7.4)%
						NM	NM
Book Value Per	Book value [c]	$40.59	$39.97	$40.59	$39.97	1.6%	1.6%
Common Share	Diluted book value (treasury stock method) [c]	$38.07	$36.72	$38.07	$36.72	3.7%	3.7%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [d]	6.7%	4.3%	10.3%	7.5%	2.4	2.8
	ROAE, operating income [a] [d]	5.9%	4.2%	9.9%	7.9%	1.7	2.0
	Return on beg. common equity (ROBE), net income [b]	7.1%	4.3%	10.9%	7.5%	2.8	3.4
	ROBE, operating income [a]	6.2%	4.2%	10.5%	8.0%	2.0	2.5

	Annualized ROAE, net income [d]	26.8%	17.0%	20.5%	14.9%	9.8	5.6
	Annualized ROAE, operating income [a] [d]	23.5%	16.9%	19.7%	15.9%	6.6	3.8
	Annualized ROBE, net income	28.3%	17.0%	21.9%	15.0%	11.3	6.9
	Annualized ROBE, operating income [a]	24.7%	16.9%	21.0%	16.0%	7.8	5.0
	Annualized investment yield	6.4%	4.4%	5.5%	3.9%	2.0	1.6

	Loss ratio	62.4%	60.7%	60.4%	56.3%	1.7	4.1
						0.0%	0.0
GAAP	Acquisition expense ratio	14.7%	16.7%	16.3%	18.2%	(2.0)	(1.9)
	General and administrative expense ratio	12.5%	11.6%	14.1%	12.4%	0.9	1.7
	Combined ratio	89.6%	89.0%	90.8%	86.9%	0.6	3.9

[a]
Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 34 for a reconciliation to net income.

[b]
Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the Two-Class Method for current and prior periods as required by EITF 03-6-1, "Participating securities and the Two-Class Method," which was effective January 1, 2009.  All prior period per share amounts have been restated when participating securities were deemed to be outstanding.  See pages 32 and 33.

[c]	For detailed calculations, please refer to page 36.
[d]
Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTER ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007

UNDERWRITING REVENUES
Gross premiums written	$559,155	$783,306	$235,622	$624,144	$518,063	$506,803
Premiums ceded	(79,128)	(200,391)	(55,527)	(130,121)	(48,678)	(58,577)
Net premiums written	$480,027	$582,915	$180,095	$494,023	$469,385	$448,226
Change in unearned premiums	(45,807)	(204,640)	251,633	15,606	(16,300)	(30,675)
Net premiums earned	$434,220	$378,275	$431,728	$509,629	$453,085	$417,551
Other underwriting income (loss)	596	3,597	(2,454)	(2,712)	1,933	(3,203)
Total underwriting revenues	$434,816	$381,872	$429,274	$506,917	$455,018	$414,348

UNDERWRITING EXPENSES
Losses and loss expenses	$270,816	$220,136	$225,103	$445,501	$275,325	$207,179
Acquisition expenses	63,850	68,274	79,306	70,598	75,636	73,941
General and administrative expenses	54,529	60,257	56,059	57,771	52,493	48,664
Total underwriting expenses	$389,195	$348,667	$360,468	$573,870	$403,454	$329,784
Underwriting income (loss)	$45,621	$33,205	$68,806	$(66,953)	$51,564	$84,564

OTHER OPERATING REVENUE
Net investment income (loss)	$88,834	$64,550	$(4,594)	$27,410	$60,482	$78,548
Interest expense	(7,538)	(7,555)	(7,568)	(7,535)	(7,534)	(7,531)
Amortization of intangibles	(2,588)	(2,588)	(2,762)	(2,588)	(2,637)	(1,127)
Total other operating revenue	$78,708	$54,407	$(14,924)	$17,287	$50,311	$69,890

INCOME (LOSS) BEFORE OTHER ITEMS	$124,329	$87,612	$53,882	$(49,666)	$101,875	$154,454

OTHER
Net foreign exchange gains (loss)	$27,723	$62	$(40,741)	$(15,477)	$5,621	$2,072
Net realized (losses) gains on investment sales	(1,500)	3,241	29,286	(7,565)	224	(4,654)

Total other-than-temporary impairment losses	(37,809)	(12,126)	(41,086)	(22,504)	(4,237)	(4,384)
Portion of loss recognised in other comprehensive income	31,165	---	---	---	---	---
Net impairment losses recognised in earnings [a]	(6,644)	(12,126)	(41,086)	(22,504)	(4,237)	(4,384)

Income tax benefit (expense)	5,232	(492)	15,523	(4,180)	(145)	(12,147)
NET INCOME (LOSS)	$149,140	$78,297	$16,864	$(99,392)	$103,338	$135,341

Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE)TO COMMON AND PARTICPATING COMMON SHAREHOLDERS	$145,265	$74,422	$12,989	$(103,267)	$99,463	$131,466

KEY RATIOS/PER SHARE DATA

Loss ratio	62.4%	58.2%	52.1%	87.4%	60.7%	49.6%
Acquisition expense ratio	14.7%	18.1%	18.4%	13.8%	16.7%	17.7%
General and administrative expense ratio	12.5%	15.9%	13.0%	11.4%	11.6%	11.7%
Combined ratio	89.6%	92.2%	83.5%	112.6%	89.0%	79.0%

Basic earnings (losses) per common share [b]	$2.53	$1.30	$0.23	$(1.76)	$1.66	$2.00
Diluted earnings (losses) per common share [b]	$2.42	$1.24	$0.22	$(1.76)	$1.54	$1.85

ROAE, net income (loss) [c]	6.7%	3.7%	0.6%	(4.7)%	4.3%	6.0%

[a]
Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]
Effective April 1, 2009, the Company adopted FSP FAS No. 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which required the Company to identify whether an investment was in an unrealized loss position due to credit or noncredit related factors.  Only credit related impairments are recognized in earnings.

[c]
Weighted average basic and dilutive common shares outstanding and basic and diluted earnings (losses) per common share have been calculated based on the Two-Class Method for current and prior quarters as required by EITF 03-6-1, "Participating securities and the Two-Class Method," which was effective January 1, 2009.  All prior period per share amounts have been restated when participating securities were deemed to be outstanding.  See pages 32 and 33.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007

UNDERWRITING REVENUES
Gross premiums written	$1,342,461	$1,386,654	$1,080,094	$2,246,420	$1,781,115
Premiums ceded	(279,519)	(276,482)	(98,203)	(462,130)	(206,140)
Net premiums written	$1,062,942	$1,110,172	$981,891	$1,784,290	$1,574,975
Change in unearned premiums	(250,447)	(285,044)	(187,295)	(17,805)	19,825
Net premiums earned	$812,495	$825,128	$794,596	$1,766,485	$1,594,800
Other underwriting income (loss)	4,193	1,193	(9,139)	(3,973)	1,602
Total underwriting revenues	$816,688	$826,321	$785,457	$1,762,512	$1,596,402

UNDERWRITING EXPENSES
Losses and loss expenses	$490,952	$464,827	$417,773	$1,135,431	$749,081
Acquisition expenses	132,124	150,010	141,471	299,913	307,576
General and administrative expenses	114,786	102,537	97,493	216,365	217,269
Total underwriting expenses	$737,862	$717,374	$656,737	$1,651,709	$1,273,926
Underwriting income	$78,826	$108,947	$128,720	$110,803	$322,476

OTHER OPERATING REVENUE
Net investment income	$153,384	$107,360	$153,361	$130,176	$281,276
Interest expense	(15,093)	(15,068)	(15,060)	(30,171)	(30,125)
Amortization of intangibles	(5,176)	(5,325)	(2,254)	(10,675)	(5,286)
Total other operating revenue	$133,115	$86,967	$136,047	$89,330	$245,865

INCOME BEFORE OTHER ITEMS	$211,941	$195,914	$264,767	$200,133	$568,341

OTHER
Net foreign exchange gains (losses)	$27,785	$2,514	$(541)	$(53,704)	$(7,970)
Net realized gains (losses) on investment sales	1,741	3,048	(5,148)	24,769	(972)

Total other-than-temporary impairment losses	(49,935)	(18,545)	(5,974)	(82,135)	(17,330)
Portion of loss recognised in other comprehensive income	31,165	---	---	---	---
Net impairment losses recognised in earnings [a]	(18,770)	(18,545)	(5,974)	(82,135)	(17,330)

Income tax benefit (expense)	4,740	(1,782)	(15,928)	9,561	(20,962)
NET INCOME	$227,437	$181,149	$237,176	$98,624	$521,107

Preferred dividends	(7,750)	(7,750)	(7,750)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$219,687	$173,399	$229,426	$83,124	$505,607

KEY RATIOS/PER SHARE DATA

Loss ratio	60.4%	56.3%	52.6%	64.3%	47.0%
Acquisition expense ratio	16.3%	18.2%	17.8%	17.0%	19.3%
General and administrative expense ratio	14.1%	12.4%	12.3%	12.2%	13.6%
Combined ratio	90.8%	86.9%	82.7%	93.5%	79.9%

Basic earnings per common share [b]	$3.83	$2.90	$3.47	$1.41	$7.76
Diluted earnings per common share [b]	$3.65	$2.67	$3.22	$1.31	$7.13

ROAE, net income [c]	10.3%	7.5%	10.7%	3.8%	22.9%

[a]
Effective April 1, 2009, the Company adopted FSP FAS No. 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which required the Company to identify whether an investment was in an unrealized loss position due to credit or noncredit related factors.  Only credit related impairments are recognized in earnings.

[b]
Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the Two-Class Method for current and prior periods as required by EITF 03-6-1,"Participating securities and the Two-Class Method," which was effective January 1, 2009.  All prior period per share amounts have been restated when participating securities were deemed to be outstanding.  See pages 32 and 33.

[c]
Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008
ASSETS
Cash and cash equivalents	$1,234,900	$893,022	$1,061,994	$514,875	$656,158	$549,692
Fixed maturity investments available for sale, at fair value	4,059,327	4,125,770	3,875,137	4,359,085	4,556,575	4,663,097
Short term investments available for sale, at fair value	106,032	140,175	111,333	136,624	---	---
Preferred equity securities available for sale, at fair value	14,842	16,770	25,360	39,731	48,078	47,370
Other investments	318,729	285,853	284,263	338,151	366,886	369,347
Premiums receivable, net	1,052,662	1,017,619	609,387	1,130,184	1,101,610	1,088,998
Deferred acquisition costs	171,914	157,670	160,870	202,912	194,390	184,646
Securities lending collateral	174,846	120,321	112,940	134,256	153,062	241,343
Prepaid reinsurance premiums	223,267	282,981	149,591	205,284	205,454	268,442
Losses recoverable	361,605	345,978	557,834	251,375	240,354	120,966
Accrued investment income	26,668	24,509	30,872	32,893	37,930	33,650
Goodwill and intangible assets	195,873	198,447	200,791	202,682	205,635	208,202
Deferred tax assets	24,508	32,685	20,691	31,978	14,788	17,702
Receivable on pending investment sales	41,230	97,072	3,104	196,481	2,070	2,131
Other assets	72,942	58,547	68,303	63,002	73,667	50,630
TOTAL ASSETS	$8,079,345	$7,797,419	$7,272,470	$7,839,513	$7,856,657	$7,846,216

LIABILITIES
Reserve for losses and loss expenses	$3,264,442	$3,154,374	$3,235,456	$3,278,934	$3,080,274	$2,928,427
Reserve for unearned premiums	1,212,474	1,222,792	885,488	1,201,292	1,222,830	1,269,318
Deposit liabilities	51,787	54,712	58,622	85,701	89,718	105,115
Reinsurance balances payable	271,248	347,494	233,561	290,916	243,202	194,524
Securities lending payable	175,431	122,800	115,603	135,853	153,062	241,343
Debt	447,534	447,370	447,468	447,413	448,793	448,978
Payable on pending investment purchases	95,689	113,007	9	44,621	3,902	704
Other liabilities	85,143	81,330	88,980	86,066	80,981	119,633
TOTAL LIABILITIES	$5,603,748	$5,543,879	$5,065,187	$5,570,796	$5,322,762	$5,308,042

SHAREHOLDERS' EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	57,091	57,473	57,203	57,657	59,642	60,098
Additional paid-in capital	1,008,374	1,022,773	1,029,363	1,042,511	1,107,219	1,127,594
Accumulated other comprehensive (loss) income	(67,495)	(140,139)	(132,665)	(86,146)	(5,282)	62,705
Retained earnings	1,469,627	1,305,433	1,245,382	1,246,695	1,364,316	1,279,777
TOTAL SHAREHOLDERS' EQUITY	$2,475,597	$2,253,540	$2,207,283	$2,268,717	$2,533,895	$2,538,174
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,079,345	$7,797,419	$7,272,470	$7,839,513	$7,856,657	$7,846,216

Book value per common share	$40.59	$36.47	$35.76	$36.55	$39.97	$39.83
Diluted book value per common share (treasury stock method)	$38.07	$34.34	$33.06	$33.68	$36.72	$36.00

RATIOS
Debt-to-capital	15.3%	16.6%	16.9%	16.5%	15.0%	15.0%

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.  The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses.  The operating income depicted  excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders' equity.

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jul. 1, 2008 - June 30, 2009 to Jul. 1, 2009 - June 30, 2010		Change from Jan. 1, 2009 - Dec. 31, 2009 to Jul. 1, 2009 - June 30, 2010
	Jul. 1, 2008 -	Jan. 1, 2009 -	Jul. 1, 2009 -	$	$	$	$
(in millions)	June 30, 2009	Dec. 31, 2009	June 30, 2010	Change	Change	Change	Change

Median Result	$380	$370	$379	$(1)	(0.3%)	$9	2.4%
Average Result	330	320	324	(6)	(1.8%)	4	1.3%

1 in 10 year annual gain	61	19	24	(37)	(60.7%)	5	26.3%
1 in 25 year annual loss	(209)	(179)	(170)	39	(18.7%)	9	(5.0%)
1 in 50 year annual loss	(330)	(345)	(330)	0	0.0%	15	(4.3%)
1 in 100 year annual loss	(487)	(499)	(483)	4	(0.8%)	16	(3.2%)
1 in 250 year annual loss	(729)	(778)	(722)	7	(1.0%)	56	(7.2%)
1 in 500 year annual loss	(882)	(930)	(839)	43	(4.9%)	91	(9.8%)

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended May 8, 2009.

[a]	Prior to deposit accounting adjustments.
[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2009

			Total	Deposit
			Company	Accounting	Reported
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$230,792	$328,593	$559,385	$(230)	$559,155
Net premiums written	$153,762	$326,495	$480,257	$(230)	$480,027
Net premiums earned	$223,588	$211,453	$435,041	$(821)	$434,220
Other underwriting income	103	---	103	493	596
Total underwriting revenues	$223,691	$211,453	$435,144	$(328)	$434,816

UNDERWRITING EXPENSES
Losses and loss expenses	$166,046	$105,844	$271,890	$(1,074)	$270,816
Acquisition expenses	20,855	42,628	63,483	367	63,850
General and administrative expenses	25,179	29,350	54,529	---	54,529
Total expenses	$212,080	$177,822	$389,902	$(707)	$389,195

UNDERWRITING INCOME	$11,611	$33,631	$45,242	$379	$45,621

GAAP RATIOS
Loss ratio	74.3%	50.0%	62.5%		62.4%
Acquisition expense ratio	9.3%	20.2%	14.6%		14.7%
General and administrative expense ratio	11.3%	13.9%	12.5%		12.5%
Combined ratio AS REPORTED	94.9%	84.1%	89.6%		89.6%

Effect of favorable prior accident year reserve development	8.9%	7.4%	8.2%		8.3%

Combined ratio net of prior accident year reserve development	103.8%	91.5%	97.8%		97.9%

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007
UNDERWRITING REVENUES
Gross premiums written	$230,792	$522,214	$196,323	$372,936	$271,973	$197,967
Net premiums written	$153,762	$322,430	$141,466	$248,601	$234,390	$152,000
Net premiums earned	$223,588	$180,674	$236,726	$270,298	$245,383	$124,057
Other underwriting income	103	2,959	---	---	---	---
Total underwriting revenues	$223,691	$183,633	$236,726	$270,298	$245,383	$124,057

UNDERWRITING EXPENSES
Losses and loss expenses	$166,046	$98,804	$168,137	$194,477	$188,171	$63,422
Acquisition expenses	20,855	24,841	27,601	24,065	29,000	16,528
General and administrative expenses	25,179	29,759	25,904	31,675	25,071	18,592
Total expenses	$212,080	$153,404	$221,642	$250,217	$242,242	$98,542

UNDERWRITING INCOME	$11,611	$30,229	$15,084	$20,081	$3,141	$25,515

GAAP RATIOS
Loss ratio	74.3%	54.7%	71.0%	71.9%	76.7%	51.1%
Acquisition expense ratio	9.3%	13.7%	11.7%	8.9%	11.8%	13.3%
General and administrative expense ratio	11.3%	16.5%	10.9%	11.8%	10.2%	15.0%
Combined ratio AS REPORTED	94.9%	84.9%	93.6%	92.6%	98.7%	79.4%

Effect of favorable prior accident year reserve development	8.9%	20.4%	10.3%	6.4%	10.4%	15.1%
Combined ratio net of prior accident year reserve development	103.8%	105.3%	103.9%	99.0%	109.1%	94.5%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007
UNDERWRITING REVENUES
Gross premiums written	$328,593	$263,378	$42,053	$251,228	$246,386	$328,815
Net premiums written	$326,495	$262,771	$41,383	$245,442	$235,291	$316,205
Net premiums earned	$211,453	$198,475	$198,361	$240,975	$210,001	$324,318

UNDERWRITING EXPENSES
Losses and loss expenses	$105,844	$121,422	$53,962	$257,512	$86,737	$171,172
Acquisition expenses	42,628	42,940	61,728	44,528	47,499	64,555
General and administrative expenses	29,350	30,498	30,155	26,094	27,422	30,072
Total expenses	$177,822	$194,860	$145,845	$328,134	$161,658	$265,799

UNDERWRITING INCOME (LOSS)	$33,631	$3,615	$52,516	$(87,159)	$48,343	$58,519

GAAP RATIOS
Loss ratio	50.0%	61.2%	27.2%	106.9%	41.3%	52.8%
Acquisition expense ratio	20.2%	21.6%	31.1%	18.5%	22.6%	19.9%
General and administrative expense ratio	13.9%	15.4%	15.2%	10.8%	13.1%	9.3%
Combined ratio AS REPORTED	84.1%	98.2%	73.5%	136.2%	77.0%	82.0%

Effect of favorable (adverse) prior accident year reserve development	7.4%	1.4%	11.1%	(0.8)%	15.7%	2.6%
Combined ratio net of prior accident year reserve development	91.5%	99.6%	84.6%	135.4%	92.7%	84.6%

Note:
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007
INSURANCE SEGMENT
Property	$40,084	$27,751	$40,291	$35,574	$52,360	$40,835
Casualty	50,605	30,624	27,810	29,196	38,737	42,343
Healthcare liability	23,202	19,713	10,704	28,010	25,485	28,054
Workers' compensation	(1,413)	30,579	37,752	41,709	69,888	57,142
Agriculture	56,235	378,410	30,126	195,852	50,921	---
Professional lines	62,079	35,137	49,640	42,595	34,582	29,593
TOTAL INSURANCE	$230,792	$522,214	$196,323	$372,936	$271,973	$197,967

REINSURANCE SEGMENT
Casualty	$83,997	$75,494	$3,018	$53,890	$36,244	$27,788
Property	55,244	36,879	11,635	113,080	34,886	65,476
Catastrophe	148,380	109,448	13,986	65,825	130,217	147,506
Agriculture	2,902	4,859	1,298	3,452	5,822	24,118
Aerospace and Marine	23,597	12,312	10,734	9,814	24,250	32,483
Surety and other specialty	14,473	24,386	1,382	5,167	14,967	31,444
TOTAL REINSURANCE	$328,593	$263,378	$42,053	$251,228	$246,386	$328,815

TOTAL COMPANY SUBTOTAL	$559,385	$785,592	$238,376	$624,164	$518,359	$526,782
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(230)	(2,286)	(2,754)	(20)	(296)	(19,979)

REPORTED TOTALS	$559,155	$783,306	$235,622	$624,144	$518,063	$506,803

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007
INSURANCE SEGMENT
Property	$22,125	$17,487	$25,467	$20,901	$36,641	$17,262
Casualty	28,291	17,880	18,403	18,141	34,953	26,815
Healthcare liability	22,871	17,209	10,704	27,636	25,169	28,054
Workers' compensation	(2,608)	16,929	38,776	37,685	63,482	52,999
Agriculture	28,713	223,303	4,947	109,159	44,193	---
Professional lines	54,370	29,622	43,169	35,079	29,952	26,870
TOTAL INSURANCE	$153,762	$322,430	$141,466	$248,601	$234,390	$152,000
REINSURANCE SEGMENT
Casualty	$83,989	$75,270	$2,824	$53,889	$36,273	$27,610
Property	55,244	36,879	11,634	113,080	34,886	67,074
Catastrophe	148,380	109,448	13,986	60,699	122,231	137,720
Agriculture	2,902	4,859	1,144	3,769	5,187	22,018
Aerospace and Marine	21,569	12,217	10,422	8,838	21,916	31,030
Surety and other specialty	14,411	24,098	1,373	5,167	14,798	30,753
TOTAL REINSURANCE	$326,495	$262,771	$41,383	$245,442	$235,291	$316,205

TOTAL COMPANY SUBTOTAL	$480,257	$585,201	$182,849	$494,043	$469,681	$468,205
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(230)	(2,286)	(2,754)	(20)	(296)	(19,979)
REPORTED TOTALS	$480,027	$582,915	$180,095	$494,023	$469,385	$448,226

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's net premiums written by segment to the Company's financial statement presentation.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	JUNE 30, 2007
INSURANCE SEGMENT
Property	$20,677	$21,691	$22,431	$19,506	$20,964	$13,868
Casualty	19,694	21,732	21,992	21,685	22,912	21,444
Healthcare liability	19,940	19,989	20,087	21,094	22,311	25,673
Workers' compensation	26,998	37,498	56,593	57,699	66,901	44,307
Agriculture	93,806	49,268	88,951	128,967	93,166	---
Professional lines	42,473	30,496	26,672	21,347	19,129	18,765
TOTAL INSURANCE	$223,588	$180,674	$236,726	$270,298	$245,383	$124,057

REINSURANCE SEGMENT
Casualty	$50,156	$50,663	$41,800	$45,133	$50,028	$72,617
Property	55,588	44,843	50,078	50,658	54,849	84,799
Catastrophe	77,987	74,716	69,013	101,232	63,211	76,620
Agriculture	3,298	2,525	988	6,559	7,816	33,983
Aerospace and Marine	11,818	14,691	22,531	21,017	19,152	37,598
Surety and other specialty	12,606	11,037	13,951	16,376	14,945	18,701
TOTAL REINSURANCE	$211,453	$198,475	$198,361	$240,975	$210,001	$324,318

TOTAL COMPANY SUBTOTAL	$435,041	$379,149	$435,087	$511,273	$455,384	$448,375
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(821)	(874)	(3,359)	(1,644)	(2,299)	(30,824)
REPORTED TOTALS	$434,220	$378,275	$431,728	$509,629	$453,085	$417,551

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's net premiums earned by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2009

			Total	Deposit
			Company	Accounting	Reported
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Totals
UNDERWRITING REVENUES
Gross premiums written	$753,006	$591,971	$1,344,977	$(2,516)	$1,342,461
Net premiums written	$476,192	$589,266	$1,065,458	$(2,516)	$1,062,942
Net premiums earned	$404,262	$409,928	$814,190	$(1,695)	$812,495
Other underwriting income	3,062	---	3,062	1,131	4,193
Total underwriting revenues	$407,324	$409,928	$817,252	$(564)	$816,688

UNDERWRITING EXPENSES
Losses and loss expenses	$264,850	$227,266	$492,116	$(1,164)	$490,952
Acquisition expenses	45,696	85,568	131,264	860	132,124
General and administrative expenses	54,938	59,848	114,786	---	114,786
Total expenses	$365,484	$372,682	$738,166	$(304)	$737,862

UNDERWRITING INCOME	$41,840	$37,246	$79,086	$(260)	$78,826

GAAP RATIOS
Loss ratio	65.5%	55.4%	60.5%		60.4%
Acquisition expense ratio	11.3%	20.9%	16.1%		16.3%
General and administrative expense ratio	13.6%	14.6%	14.1%		14.1%
Combined ratio AS REPORTED	90.4%	90.9%	90.7%		90.8%

Effect of favorable prior accident year reserve development	14.0%	4.5%	9.2%		9.3%

Combined ratio net of prior accident year reserve development	104.4%	95.4%	99.9%		100.1%

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$753,006	$857,107	$345,000	$1,426,366	$741,556
Net premiums written	$476,192	$590,531	$260,089	$980,598	$551,970
Net premiums earned	$404,262	$413,364	$234,382	$920,389	$502,082
Other underwriting income	3,062	---	---	---	---
Total underwriting revenues	$407,324	$413,364	$234,382	$920,389	$502,082

UNDERWRITING EXPENSES
Losses and loss expenses	$264,850	$319,122	$126,951	$681,735	$290,213
Acquisition expenses	45,696	52,117	30,354	103,783	72,044
General and administrative expenses	54,938	45,632	40,809	103,211	89,996
Total expenses	$365,484	$416,871	$198,114	$888,729	$452,253

UNDERWRITING INCOME (LOSS)	$41,840	$(3,507)	$36,268	$31,660	$49,829

GAAP RATIOS
Loss ratio	65.5%	77.2%	54.2%	74.1%	57.8%
Acquisition expense ratio	11.3%	12.6%	13.0%	11.3%	14.4%
General and administrative expense ratio	13.6%	11.0%	17.3%	11.2%	17.9%
Combined ratio AS REPORTED	90.4%	100.8%	84.5%	96.6%	90.1%

Effect of favorable prior accident year reserve development	14.0%	7.1%	19.3%	7.7%	16.0%
Combined ratio net of prior accident year reserve development	104.4%	107.9%	103.8%	104.3%	106.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$591,971	$531,864	$758,288	$825,145	$1,068,114
Net premiums written	$589,266	$521,958	$744,996	$808,783	$1,051,560
Net premiums earned	$409,928	$415,737	$615,713	$855,072	$1,159,261

UNDERWRITING EXPENSES
Losses and loss expenses	$227,266	$147,937	$340,871	$459,413	$502,804
Acquisition expenses	85,568	98,655	125,973	204,912	255,091
General and administrative expenses	59,848	56,905	56,684	113,154	127,273
Total expenses	$372,682	$303,497	$523,528	$777,479	$885,168

UNDERWRITING INCOME	$37,246	$112,240	$92,185	$77,593	$274,093

GAAP RATIOS
Loss ratio	55.4%	35.6%	55.4%	53.7%	43.4%
Acquisition expense ratio	20.9%	23.7%	20.5%	24.0%	22.0%
General and administrative expense ratio	14.6%	13.7%	9.1%	13.2%	11.0%
Combined ratio AS REPORTED	90.9%	73.0%	85.0%	90.9%	76.4%

Effect of favorable prior accident year reserve development	4.5%	16.5%	5.1%	10.4%	6.4%
Combined ratio net of prior accident year reserve development	95.4%	89.5%	90.1%	101.3%	82.8%

Note:
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$67,835	$83,542	$67,877	$159,408	$134,161
Casualty	81,229	63,861	69,140	120,867	125,124
Healthcare liability	42,915	41,978	46,843	80,692	92,361
Workers' compensation	29,166	153,367	118,775	232,828	262,228
Agriculture	434,645	464,340	-	690,318	42,242
Professional lines	97,216	50,019	42,365	142,253	85,440
TOTAL INSURANCE	$753,006	$857,107	$345,000	$1,426,366	$741,556

REINSURANCE SEGMENT
Casualty	$159,491	$105,545	$119,725	$162,453	$201,032
Property	92,123	71,134	102,177	195,849	228,796
Catastrophe	257,828	235,451	288,005	315,262	345,187
Agriculture	7,761	16,734	117,179	21,483	131,325
Aerospace and Marine	35,909	60,785	72,042	81,334	92,882
Surety and other specialty	38,859	42,215	59,160	48,764	68,892
TOTAL REINSURANCE	$591,971	$531,864	$758,288	$825,145	$1,068,114

TOTAL COMPANY SUBTOTAL	$1,344,977	$1,388,971	$1,103,288	$2,251,511	$1,809,670
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,516)	(2,317)	(23,194)	(5,091)	(28,555)
REPORTED TOTALS	$1,342,461	$1,386,654	$1,080,094	$2,246,420	$1,781,115

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$39,612	$51,644	$23,389	$98,012	$47,905
Casualty	46,171	50,066	44,577	86,610	77,188
Healthcare liability	40,080	41,661	46,843	80,002	92,361
Workers' compensation	14,321	139,387	107,809	215,848	238,369
Agriculture	252,016	266,593	-	380,699	21,115
Professional lines	83,992	41,180	37,471	119,427	75,032
TOTAL INSURANCE	$476,192	$590,531	$260,089	$980,598	$551,970

REINSURANCE SEGMENT
Casualty	$159,259	$106,775	$119,532	$163,487	$200,385
Property	92,123	71,107	103,601	195,822	230,211
Catastrophe	257,828	227,386	277,904	302,070	332,428
Agriculture	7,761	16,099	115,079	21,011	129,337
Aerospace and Marine	33,786	58,542	70,419	77,804	90,613
Surety and other specialty	38,509	42,049	58,461	48,589	68,586
TOTAL REINSURANCE	$589,266	$521,958	$744,996	$808,783	$1,051,560

TOTAL COMPANY SUBTOTAL	$1,065,458	$1,112,489	$1,005,085	$1,789,381	$1,603,530
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,516)	(2,317)	(23,194)	(5,091)	(28,555)
REPORTED TOTALS	$1,062,942	$1,110,172	$981,891	$1,784,290	$1,574,975

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's net premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2009	JUNE 30, 2008	JUNE 30, 2007	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Property	$42,368	$33,648	$24,983	$75,585	$46,043
Casualty	41,426	42,575	44,106	86,252	85,312
Healthcare liability	39,929	45,242	52,117	86,422	99,139
Workers' compensation	64,496	128,148	76,391	242,440	190,672
Agriculture	143,074	125,989	-	343,909	6,661
Professional lines	72,969	37,762	36,785	85,781	74,255
TOTAL INSURANCE	$404,262	$413,364	$234,382	$920,389	$502,082

REINSURANCE SEGMENT
Casualty	$100,819	$100,159	$150,189	$187,093	$260,960
Property	100,431	102,084	143,172	202,819	250,610
Catastrophe	152,703	129,214	155,191	299,459	320,323
Agriculture	5,823	10,301	57,433	17,848	128,643
Aerospace and Marine	26,509	42,088	73,459	85,636	127,645
Surety and other specialty	23,643	31,891	36,269	62,217	71,080
TOTAL REINSURANCE	$409,928	$415,737	$615,713	$855,072	$1,159,261

TOTAL COMPANY SUBTOTAL	$814,190	$829,101	$850,095	$1,775,461	$1,661,343
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(1,695)	(3,973)	(55,499)	(8,976)	(66,543)
REPORTED TOTALS	$812,495	$825,128	$794,596	$1,766,485	$1,594,800

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's net premiums earned by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2009

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
			Total			Total
	Insurance	Reinsurance	Company	Insurance	Reinsurance	Company

UNDERWRITING REVENUES
Gross premiums written	$230,792	$328,363	$559,155	$230,792	$328,593	$559,385
Net premiums written	$153,762	$326,265	$480,027	$153,762	$326,495	$480,257
Net premiums earned	$223,588	$210,632	$434,220	$223,588	$211,453	$435,041
Other underwriting income	103	493	596	103	---	103
Total underwriting revenues	$223,691	$211,125	$434,816	$223,691	$211,453	$435,144

UNDERWRITING EXPENSES
Losses and loss expenses	$166,046	$104,770	$270,816	$166,046	$105,844	$271,890
Acquisition expenses	20,855	42,995	63,850	20,855	42,628	63,483
General and administrative expenses	25,179	29,350	54,529	25,179	29,350	54,529
Total expenses	$212,080	$177,115	$389,195	$212,080	$177,822	$389,902

UNDERWRITING INCOME	$11,611	$34,010	$45,621	$11,611	$33,631	$45,242

GAAP RATIOS
Loss ratio	74.3%	49.8%	62.4%	74.3%	50.0%	62.5%
Acquisition expense ratio	9.3%	20.4%	14.7%	9.3%	20.2%	14.6%
General and administrative expense ratio	11.3%	13.9%	12.5%	11.3%	13.9%	12.5%
Combined ratio	94.9%	84.1%	89.6%	94.9%	84.1%	89.6%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
			Total			Total
	Insurance	Reinsurance	Company	Insurance	Reinsurance	Company

UNDERWRITING REVENUES
Gross premiums written	$753,006	$589,455	$1,342,461	$753,006	$591,971	$1,344,977
Net premiums written	$476,192	$586,750	$1,062,942	$476,192	$589,266	$1,065,458
Net premiums earned	$404,262	$408,233	$812,495	$404,262	$409,928	$814,190
Other underwriting loss	3,062	1,131	4,193	3,062	---	3,062
Total underwriting revenues	$407,324	$409,364	$816,688	$407,324	$409,928	$817,252

UNDERWRITING EXPENSES
Losses and loss expenses	$264,850	$226,102	$490,952	$264,850	$227,266	$492,116
Acquisition expenses	45,696	86,428	132,124	45,696	85,568	131,264
General and administrative expenses	54,938	59,848	114,786	54,938	59,848	114,786
Total expenses	$365,484	$372,378	$737,862	$365,484	$372,682	$738,166

UNDERWRITING INCOME	$41,840	$36,986	$78,826	$41,840	$37,246	$79,086

GAAP RATIOS
Loss ratio	65.5%	55.4%	60.4%	65.5%	55.4%	60.5%
Acquisition expense ratio	11.3%	21.2%	16.3%	11.3%	20.9%	16.1%
General and administrative expense ratio	13.6%	14.6%	14.1%	13.6%	14.6%	14.1%
Combined ratio	90.4%	91.2%	90.8%	90.4%	90.9%	90.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE SIX MONTHS
	ENDED JUNE 30, 2009

Average common equity [a]	$2,141,440

Net premiums earned	$812,495
Combined ratio	90.8%
Operating margin	9.2%
Premium leverage	0.38	x

Implied ROAE from underwriting activity	3.5%

Average cash and invested assets at amortized cost	$5,627,885
Investment leverage	2.63	x
Year to date investment income yield, pretax	2.7%

Implied ROAE from investment activity	7.1%

Financing Costs [b]	(1.1)%

Implied Pre-tax Operating ROAE, for period [c]	9.5%

[a]
Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.
[c]
Implied pre-tax Operating ROAE considers only the main components of the Company's return on equity -- underwriting and investment returns.  As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	JUNE 30, 2009		MAR. 31, 2009		DEC. 31, 2008		SEPT. 30, 2008		2008		2007

Average common equity [a]	$2,164,569		$2,030,412		$2,038,000		$2,201,306		$2,159,771		$2,205,067

Net premiums earned	$434,220		$378,275		$431,728		$509,629		$1,766,485		$1,594,800

Operating leverage	0.20	x	0.19	x	0.21	x	0.23	x	0.82	x	0.72	x

Annualized operating leverage	0.80	x	0.76	x	0.85	x	0.92	x	0.82	x	0.72	x

Average cash and invested assets at amortized cost	$5,671,952		$5,539,981		$5,570,796		$5,604,765		$5,539,981		$5,559,204

Investment leverage	2.62	x	2.73	x	2.73	x	2.55	x	2.57	x	2.52	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2009 AND DECEMBER 31, 2008

	June 30, 2009		December 31, 2008
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$1,180,441	20.7%	$1,065,089	19.9%
Short term investments	106,032	1.9%	111,333	2.1%
U.S. government and government agencies notes	724,560	12.7%	657,748	12.3%
Government and agency guaranteed corporates	653,648	11.5%	80,239	1.5%
U.S. government agency residential mortgage-backed securities	981,617	17.3%	1,145,673	21.4%
U.S. government agency commercial mortgage-backed securities	33,515	0.6%	33,325	0.6%
Municipals	100,842	1.8%	108,225	2.0%
Foreign government	185,238	3.3%	180,940	3.4%
Corporate securities	356,814	6.3%	504,019	9.3%
Non-agency residential mortgage-backed securities	282,657	5.0%	377,563	7.0%
Non-agency commercial mortgage-backed securities	512,774	9.0%	539,230	10.1%
Asset-backed securities	227,662	4.0%	248,175	4.6%
Preferred equity securities	14,842	0.3%	25,360	0.5%
Other investments [b]	318,729	5.6%	284,263	5.3%
Total	$5,679,371	100.0%	$5,361,182	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$724,560	16.1%	$657,748	15.3%
AAA/Aaa	2,910,106	64.7%	2,787,923	65.0%
AA/Aa	113,089	2.5%	163,718	3.8%
A/A	255,115	5.7%	327,829	7.6%
BBB	31,080	0.7%	29,902	0.7%
Below BBB	145,455	3.2%	43,777	1.0%
Not Rated	796	---	933	---
Other investments [b]	318,729	7.1%	284,263	6.6%
Total	$4,498,930	100.0%	$4,296,093	100.0%

Performance		June 30, 2009		December 31, 2009
Yield [c]		5.5%		2.4%
Duration [d]		2.07		2.28

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
Cash and fixed income securities	$48,327	$54,095	$57,556	$60,199	$61,001
Other Investments	40,507	10,455	(62,150)	(32,789)	(519)
Total net investment income (loss)	$88,834	$64,550	$(4,594)	$27,410	$60,482

Note:  [a] Cash and equivalents are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and high yield bank loan funds.
[c] Annualized earned yield for the six months ending 6/30/09 and twelve months ending 12/31/08 excludes realized and unrealized gains and losses on fixed maturity investments.
[d] Duration excludes other investments and operating cash.
[e] Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF JUNE 30, 2009

					Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings			Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies			$1,015,132	49.8%	17.9%
AAA/Aaa			876,128	43.0%	15.4%
AA/Aa			10,221	0.5%	0.2%
A/A			15,808	0.8%	0.3%
BBB			26,653	1.3%	0.5%
Below BBB			93,795	4.6%	1.6%
Not Rated			488	---	---
Total			$2,038,225	100.0%	35.9%

					Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)			Fair Value	Percentage	Investment Portfolio
Commercial
Agency			$33,515	1.6%	0.6%
Non Agency			527,404	25.9%	9.3%
Residential
Agency			981,617	48.2%	17.3%
Non Agency			283,376	13.9%	5.0%
Consumer
Non Agency			212,313	10.4%	3.7%
Total			$2,038,225	100.0%	35.9%
Spread Duration	3.31	years
					Percentage of
Commercial real estate collateralized debt obligations ( CRE CDO's)			Fair Value	Percentage	Investment Portfolio
AAA/Aaa			$1,041	29.1%	---
AA/Aa			990	27.7%	---
A/A			610	17.1%	---
BBB			307	8.6%	---
Below BBB			625	17.5%	---
Total			$3,573	100.0%	---
Spread Duration	2.45	years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF JUNE 30, 2009

	June 30, 2009
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

ORACLE CORPORATION	$17,642	$18,551	$909	A/A
VERIZON COMMUNICATIONS INC.	14,825	15,748	923	A/A
AT&T INC	12,734	13,215	481	A/A
VODAFONE GROUP PLC	12,288	12,456	168	A/A
SIEMENS AG	9,384	9,852	468	A/A
BERKSHIRE HATHAWAY INC.	8,623	9,215	592	A/A
ASTRAZENECA PLC	8,157	8,741	584	AA/Aa
CISCO SYSTEMS INC	8,207	8,582	375	A/A
DEERE & CO	8,034	8,385	351	A/A
PEPSI BOTTLING GROUP INC	7,713	8,212	499	A/A
METLIFE INC	7,485	7,578	93	AA/Aa
HSBC HOLDINGS PLC	6,754	6,914	160	AA/Aa
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	4,513	6,674	2,161	AA/Aa
CATERPILLAR INC	6,055	6,312	257	A/A
PEPSICO INC	5,872	6,091	219	AA/Aa
TOYOTA MOTOR CORPORATION	5,857	6,050	193	AA/Aa
HONDA MOTOR CO LTD	5,898	5,796	(102)	A/A
WALT DISNEY COMPANY (THE)	5,316	5,667	351	A/A
NEDERLANDSE WATERSCHAPSBANK NV	5,415	5,429	14	AAA/Aaa
CONOCOPHILLIPS	5,128	5,388	260	A/A
BROWN-FORMAN CORPORATION	4,999	5,139	140	A/A
SNAP-ON INCORPORATED	4,996	4,948	(48)	A/A
LLOYDS BANKING GROUP PLC	4,535	4,886	351	A/A
TOTAL SA	4,684	4,864	180	AA/Aa
UNITED TECHNOLOGIES CORPORATION	4,206	4,424	218	A/A

(1)  Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)  Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3) Represents weighted average credit quality of underlying issues.
(4) Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses
Balance, beginning of period	3,154,374	(345,978)	2,808,396	3,235,456	(557,834)	2,677,622

Incurred related to:
Current year	444,422	(137,632)	306,790	795,819	(229,575)	566,244
Prior years	(59,993)	24,019	(35,974)	(118,038)	42,746	(75,292)
Total Incurred	384,429	(113,613)	270,816	677,781	(186,829)	490,952

Paid related to:
Current year	(73,101)	29,285	(43,816)	(93,605)	32,437	(61,168)
Prior years	(211,350)	69,596	(141,754)	(552,660)	351,249	(201,411)
Total Paid	(284,451)	98,881	(185,570)	(646,265)	383,686	(262,579)

Foreign currency translation	10,090	(895)	9,195	(2,530)	(628)	(3,158)

Balance, end of period	$3,264,442	$(361,605)	$2,902,837	$3,264,442	$(361,605)	$2,902,837

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT FOR THE PERIODS ENDED JUNE 30, 2009

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,876)	$(39,674)	$(356)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(15,617)	(35,459)	515	(35,974)
Six months ended June 30, 2009	$(56,640)	$(18,493)	$(75,133)	$159	$(75,292)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2008

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(35,498)	$(39,241)	$1,713	$(40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)
Quarter ended September 30, 2008	(17,242)	1,849	(15,393)	3,051	(18,444)
Quarter ended December 31, 2008	(24,430)	(21,971)	(46,401)	(5,441)	(40,960)
Year ended December 31, 2008	$(70,998)	$(88,645)	$(159,643)	$(3,103)	$(156,540)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

			Total	Deposit
			Company	Accounting	Total
	Insurance	Reinsurance	Sub-total	Adjustment [a]	Company

Incurred related to prior years

Quarter ended March 31, 2007	$(26,507)	$(23,072)	$(49,579)	$6,328	$(55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)
Year ended December 31, 2007	$(80,413)	$(74,408)	$(154,821)	$4,566	$(159,387)

[a]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT
							FOR THE
	FOR THE QUARTERS ENDED						YEAR ENDED
	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008		SEPT. 30, 2008	JUNE 30, 2008	DEC. 31, 2008
INSURANCE SEGMENT
Short tail[a]	$(3,956)	$(13,419)	$(1,749)		$(1,009)	$(7,423)	$(12,077)
Long tail[b]	(12,778)	(12,654)	(17,862)		(16,233)	(18,160)	$(54,102)
Other[c]	(3,108)	(10,725)	(4,819	) #	---	---	$(4,819)
TOTAL INSURANCE	(19,842)	(36,798)	(24,430)		(17,242)	(25,583)	(70,998)

REINSURANCE SEGMENT
Short tail[a]	(13,878)	(4,594)	2,094		1,884	(10,316)	$(38,218)
Long tail[b]	937	3,955	(21,610)		3,140	1,187	$(17,384)
Other[c]	(2,676)	(2,237)	(2,455)		(3,175)	(23,896)	$(33,043)
TOTAL REINSURANCE	(15,617)	(2,876)	(21,971)		1,849	(33,025)	(88,645)

TOTAL COMPANY SUBTOTAL	(35,459)	(39,674)	(46,401)		(15,393)	(58,608)	(159,643)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	515	(356)	(5,441)		3,051	(2,426)	$(3,103)

REPORTED TOTALS	$(35,974)	$(39,318)	$(40,960)		$(18,444)	$(56,182)	$(156,540)

[a]
Short tail business is that for which development typically emerges within a period of several quarters.  The Company's short tail line of business in the Insurance segment includes its property line of business.  The Company's short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]
Long tail business is that for which development emerges over many years.  The Company's long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers' compensation and professional lines.  The Company's long tail line of business in the Reinsurance segment includes casualty.

[c]
The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other.  The Company's other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]
For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT JUNE 30, 2009
Case reserves	$45,383	$276,174	$237,697	$559,254	$385,626	$257,721	$6,767	$650,114	$1,209,368	$(23,616)	$1,185,752
Total reserves	$86,397	$1,332,813	$269,896	$1,689,106	$712,463	$841,137	$71,486	$1,625,086	$3,314,192	$(49,750)	$3,264,442

Case reserves / Total reserves	52.5%	20.7%	88.1%	33.1%	54.1%	30.6%	9.5%	40.0%	36.5%	47.5%	36.3%

IBNR / Total reserves	47.5%	79.3%	11.9%	66.9%	45.9%	69.4%	90.5%	60.0%	63.5%	52.5%	63.7%

AT MAR. 31, 2009
Case reserves	$40,545	$201,506	$104,680	$346,731	$434,687	$253,475	$6,650	$694,812	$1,041,543	$(23,799)	$1,017,744
Total reserves	$81,451	$1,293,762	$201,590	$1,576,803	$725,015	$829,693	$74,874	$1,629,582	$3,206,385	$(52,011)	$3,154,374

Case reserves / Total reserves	49.8%	15.6%	51.9%	22.0%	60.0%	30.6%	8.9%	42.6%	32.5%	45.8%	32.3%

IBNR / Total reserves	50.2%	84.4%	48.1%	78.0%	40.0%	69.4%	91.1%	57.4%	67.5%	54.2%	67.7%

AT DEC. 31, 2008
Case reserves	$59,346	$163,633	$250,278	$473,257	$463,494	$239,510	$6,534	$709,538	$1,182,795	$(25,860)	$1,156,935
Total reserves	$96,775	$1,241,728	$320,354	$1,658,857	$740,812	$818,234	$74,772	$1,633,818	$3,292,675	$(57,219)	$3,235,456

Case reserves / Total reserves	61.3%	13.2%	78.1%	28.5%	62.6%	29.3%	8.7%	43.4%	35.9%	45.2%	35.8%

IBNR / Total reserves	38.7%	86.8%	21.9%	71.5%	37.4%	70.7%	91.3%	56.6%	64.1%	54.8%	64.2%

AT SEPT. 30, 2008
Case reserves	$69,794	$137,169	$227,372	$434,335	$466,306	$249,167	$6,137	$721,610	$1,155,945	$(25,860)	$1,130,085
Total reserves	$106,050	$1,194,845	$302,317	$1,603,212	$841,468	$840,556	$76,441	$1,758,465	$3,361,677	$(57,219)	$3,304,458

Case reserves / Total reserves	65.8%	11.5%	75.2%	27.1%	55.4%	29.6%	8.0%	41.0%	34.4%	45.2%	34.2%

IBNR / Total reserves	34.2%	88.5%	24.8%	72.9%	44.6%	70.4%	92.0%	59.0%	65.6%	54.8%	65.8%

AT JUNE 30, 2008
Case reserves	$76,961	$100,219	$253,067	$430,247	$445,073	$257,920	$6,338	$709,331	$1,139,578	$(41,900)	$1,097,678
Total reserves	$112,960	$1,129,238	$271,389	$1,513,587	$729,039	$839,848	$83,252	$1,652,139	$3,165,725	$(85,451)	$3,080,274

Case reserves / Total reserves	68.1%	8.9%	93.2%	28.4%	61.0%	30.7%	7.6%	42.9%	36.0%	49.0%	35.6%

IBNR / Total reserves	31.9%	91.1%	6.8%	71.6%	39.0%	69.3%	92.4%	57.1%	64.0%	51.0%	64.4%

[a] For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written.  However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,			INCEPTION TO
	JUNE 30, 2009	2008	2007	2006	JUNE 30, 2009
Income and Return on Equity:
Net income available to common and
participating common shareholders	$219,687	$83,121	$505,607	$482,626	$1,788,927

Operating income available to common and
participating common shareholders	211,226	182,539	525,450	485,409	1,897,659

Average Shareholders' equity [a]	2,141,440	2,159,771	2,205,067	1,885,209	1,784,378

Net income return on average equity	10.3%	3.8%	22.9%	25.6%	13.4%	[c	]
Operating return on average equity	9.9%	8.5%	23.8%	25.7%	14.2%	[c	]

Book value and dividends per share:
Dilutive book value per common share
(treasury stock method)	$38.07	$33.06	$35.05	$28.87	$38.07

Dividends paid per share	0.50	1.00	1.00	1.00	5.63

Change in diluted book value per common share	15.2%	(5.7)%	21.4%	24.6%	12.9%	[c	]

Total return to common shareholders [b]	16.7%	(2.8)%	24.9%	28.9%	16.7%	[c	]

[a] Excludes the $200 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

Effective January 1, 2009, the Company adopted Emerging Issues Task Force Issue 03-6-1, “Participating Securities and the Two-Class Method” (“EITF 03-6-1”), which requires basic and diluted earnings per share to be calculated under the two-class method if there are participating shares. Participating securities include unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents.  The Company’s unvested restricted shares issued under its stock compensation plans receive nonforfeitable cash dividends and thus are participating as defined by EITF 03-6-1.

The two-class method is an income allocation approach to the calculation of earnings per share.  Net income available to common and participating shareholders has been allocated between common and participating shareholders based on their receipt of declared or paid dividends with the remaining amount allocated based on the common and participating shareholders proportional number of shares outstanding.  The weighted average number of common and common equivalent shares outstanding excludes participating securities.  Basic and Diluted earnings per share are calculated by dividing net income allocated to common shareholders by the weighted average number of common shares outstanding and weighted average common and common equivalent shares outstanding, respectively.  Amounts for the periods ended June 30, 2009  and 2008 reflect this change in accounting policy.

		QUARTERS ENDED		SIX MONTHS ENDED
		JUNE 30,		JUNE 30,
		2009	2008	2009	2008

DILUTIVE SHARES	Average market price per share	$27.08	$35.05	$26.56	$37.19
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding (1)	56,277	58,558	56,289	58,691

	Add: weighted avg. unvested restricted share units	23	804	27	759
	Weighted average exercise price per share	---	---	---	---
	Proceeds from unrecognized restricted share unit expense	$1,046	$28,186	$1,046	$28,186
	Less: restricted share units bought back via treasury method	(23)	(804)	(27)	(758)

	Add: weighted avg. dilutive warrants outstanding	4,023	6,413	4,335	6,718
	Weighted average exercise price per share	$14.37	$15.37	$14.37	$15.37
	Less: warrants bought back via treasury method	(2,135)	(2,812)	(2,345)	(2,777)

	Add: weighted avg. dilutive options outstanding	2,010	2,029	2,010	2,034
	Weighted average exercise price per share	$17.23	$17.81	$17.23	$17.81
	Proceeds from unrecognized option expense	$24	$48	$24	$48
	Less: options bought back via treasury method	(1,280)	(1,032)	(1,305)	(975)

	Weighted average dilutive shares outstanding	58,895	63,156	58,984	63,692

Notes:	(1) Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2009	2008	2009	2008

Net income	$149,140	$103,338	$227,437	$181,149
Less preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)
Net income available to common and participating common shareholders	$145,265	$99,463	$219,687	$173,399
Less amount allocated to participating common shareholders [a]	(2,733)	(2,085)	(4,106)	(3,343)
Net income allocated to common shareholders	$142,532	$97,378	$215,581	$170,056

Denominator:
Weighted average shares - basic
Outstanding	56,264	58,496	56,261	58,603
Vested restricted share units	13	62	28	88
	56,277	58,558	56,289	58,691

Share Equivalents
Warrants	1,888	3,601	1,990	3,942
Options	730	997	705	1,059
Weighted average shares - diluted	58,895	63,156	58,984	63,692

Basic earnings per common share	$2.53	$1.66	$3.83	$2.90

Diluted earnings per common share	$2.42	$1.54	$3.65	$2.67

[a] Represents earnings attributable to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities under EITF 03-6-1, "Participating securities and the Two-Class Method," which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP
TWO-CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2009	2008	2009	2008

Net income	$149,140	$103,338	$227,437	$181,149
Add (Less) after-tax items:
Net foreign exchange gains	(26,804)	(4,071)	(26,853)	(4,081)
Net realized losses (gains) on investments sales	1,800	(826)	(378)	(3,407)
Net impairment losses recognized in earnings	6,644	4,237	18,770	18,544
Operating income before preferred dividends	$130,780	$102,678	$218,976	$192,205
Preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)
Operating income available to common and participating common shareholders	$126,905	$98,803	$211,226	$184,455
Less amount allocated to participating common shareholders [a]	(2,389)	$(2,071)	(3,948)	(3,553)
Operating income allocated to common shareholders	$124,516	$96,732	$207,278	$180,902

Weighted average common shares outstanding
Basic	56,277	58,558	56,289	58,691
Dilutive	58,895	63,156	58,984	63,692

Basic per common share data
Net income allocated to common shareholders	$2.53	$1.66	$3.83	$2.90
Add (Less) after-tax items:
Net foreign exchange gains	(0.47)	(0.07)	(0.47)	(0.07)
Net realized losses (gains) on investments sales	0.03	(0.01)	(0.01)	(0.06)
Net impairment losses recognized in earnings	0.12	0.07	0.33	0.31
Operating income allocated to common shareholders	$2.21	$1.65	$3.68	$3.08

Diluted per common share data
Net income allocated to common shareholders	$2.42	$1.54	$3.65	$2.67
Add (Less) after-tax items:
Net foreign exchange gains	(0.45)	(0.06)	(0.45)	(0.06)
Net realized losses (gains) on investments sales	0.03	(0.01)	(0.01)	(0.06)
Net impairment losses recognized in earnings	0.11	0.06	0.32	0.29
Operating income allocated to common shareholders	$2.11	$1.53	$3.51	$2.84

[a] Represents earnings attributable to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities under EITF 03-6-1, "Participating securities and the Two-Class Method," which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$28.00	$29.00	$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00	$37.00	$38.00
59,643	59,749	59,848	59,941	60,028	60,110	60,187	60,259	60,327	60,392	60,454

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2009	2008	2008

DILUTIVE COMMON	Price per share at period end	$29.30	$30.79	$30.53
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	56,062	58,398	56,128

	Add: unvested restricted shares and restricted share units	1,059	1,260	1,120

	Add: dilutive warrants outstanding	3,595	6,095	5,095
	Weighted average exercise price per share	$14.37	$15.37	$14.87

	Add: dilutive options outstanding	2,009	2,022	2,011
	Weighted average exercise price per share	$17.23	$17.81	$17.51

	Book Value [c]	$2,275,597	$2,333,895	$2,007,283
	Add: proceeds from converted warrants	51,660	93,676	75,763
	Add: proceeds from converted options	34,615	36,003	35,213
	Pro forma book value	$2,361,872	$2,463,574	$2,118,259

	Dilutive shares outstanding	62,725	67,775	64,354

	Basic book value per common share	$40.59	$39.97	$35.76
	Diluted book value per common share	$37.65	$36.35	$32.92

DILUTIVE COMMON	Price per share at period end	$29.30	$30.79	$30.53
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	56,062	58,398	56,128
METHOD
	Add: unvested restricted shares and restricted share units	1,059	1,260	1,120

	Add: dilutive warrants outstanding	3,595	6,095	5,095
	Weighted average exercise price per share	$14.37	$15.37	$14.87
	Less: warrants bought back via treasury method	(1,764)	(3,042)	(2,482)

	Add: dilutive options outstanding	2,009	2,022	2,011
	Weighted average exercise price per share	$17.23	$17.81	$17.51
	Less: options bought back via treasury method	(1,181)	(1,170)	(1,154)
	Dilutive shares outstanding	59,780	63,563	60,718

	Basic book value per common share	$40.59	$39.97	$35.76
	Diluted book value per common share	$38.07	$36.72	$33.06

[a]
The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.
[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations.  Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities.  The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations.  In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance.  Operating income should not be viewed as a substitute for GAAP net income.  Please see page 34 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost.  The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share.  Please see page 36 for a reconciliation of diluted book value per common share to basic book value per common share.